INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

ADMINISTRATOR
Princeton Administrators, L.P.
Box 9011
Princeton, New Jersey 08543

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266

AUCTION AGENT
Chemical Bank
55 Water Street
New York, New York 10041

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert Price & Rhoads
477 Madison Avenue
New York, New York 10022

Freehill, Hollingdale and Page
19-29 Martin Place
Sydney, NSW 2000, Australia

                                    Box 9011
                              Princeton, NJ 08543
                                 (609) 282-4600

 The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217



 This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.












 THE FIRST
 COMMONWEALTH
 FUND, INC.


 QUARTERLY REPORT
 JANUARY 31, 1996








                           HIGHLIGHTS OF THIS REPORT

- SHARE PRICE RETURN OF 27.1% OVER THE PAST
TWELVE MONTHS (WITH DIVIDENDS REINVESTED).

- NET ASSET VALUE UP BY 20.8% OVER THE PAST
TWELVE MONTHS (ASSUMING REINVESTMENT OF DIVIDENDS).

- CASH DISTRIBUTION RATE OF 8.8% OVER THE PAST
TWELVE MONTHS.

- 89% OF SECURITIES HELD RATED AAA OR AA.

-------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
-------------------------------------------------------------------


                                                                  March 15, 1996

Dear Shareholder:

 I am pleased to present our Quarterly Report to shareholders for the three months to January 31, 1996. The report includes a summary of developments in fixed-income and currency markets in Australia, Canada, New Zealand and the United Kingdom.

 At the last Board meeting, which took place in December, Sir Roden Cutler decided to retire from the post of Chairman of the Board, but will remain as a Director of the Fund.

 It is with sadness that the Board accepted his resignation, but we are pleased that he is to remain on the Board. We will be better off for being able to continue to utilize his wealth of knowledge.

 Sir Roden was the inaugural Chairman of the Fund and, as such, has been pivotal in assuring that the quality of the management of the Fund and all of its endeavors have been of the highest calibre. After four years in the post, Sir Roden felt that it was time to hand over the reins. Because of his enormous wealth of knowledge, not only as to the affairs of the Fund, but as to the global economy and investment markets in general, we are grateful that he will continue to play an important role in the ongoing affairs of the Fund.

 At the same Board meeting, the Directors elected me to succeed Sir Roden. I am an inaugural Director of the Fund and am Chairman and Joint Managing Director of EquitiLink Australia Limited, which is the investment adviser to the Fund. Given Sir Roden's illustrious background, I will endeavor to continue the standard set by him and hope to ensure the continuing long term performance of the Fund.

INVESTMENT MARKETS

 Strengthening US and European bond markets, along with weaker growth trends, provided a supportive environment for Commonwealth fixed-income markets during this quarter. Over the three months ended January 31, 1996, Australian ten-year Government bond yields fell from 8.8% to around 8.0%. In addition to weaker domestic growth, the Australian bond market was assisted by a significant improvement in the current account deficit and in the December quarter price data, which showed that quarterly inflation may have peaked.

 The Canadian bond and UK Gilt markets also rallied strongly. Weaker economic activity and further evidence that inflation pressures have abated enabled the Bank of Canada and the Bank of England to ease monetary policy over the quarter. In Canada, the defeat of the Quebec separatist referendum helped bond sentiment. The New Zealand market, while strengthening, did not fully participate in the global rally, with sentiment undermined by some early signs of renewed economic activity. In contrast to other central banks, the Reserve Bank of New Zealand moved to tighten monetary conditions reflecting a perceived increase in inflation risk.

 Over the quarter, the Fund took advantage of such market movements by being overweight and holding longer than benchmark average maturity in the two best-performing bond markets (in local currency terms), namely Australia and Canada.

INVESTMENT PERFORMANCE

 Assuming reinvestment of distributions, the Fund's Net Asset Value rose by 2.2% over the quarter, by 9.9% over the six months and by 20.8% over the twelve months ended January 31, 1996. The Fund's share price return, assuming reinvestment of distributions, was 6.8% over the quarter, 11.7% over the past six months and 27.1% over the past year.

DISTRIBUTION POLICY

 Given recent movements in global interest rates, the Investment Manager believes that a more conservative distribution policy should be adopted. Accordingly, the Fund has announced a change in distribution policy under which the regular monthly distribution will be reduced to US$0.0825 per share from US$0.0875 per share, which it has paid since December 1993. The new monthly dividend rates will take effect with the dividend payment to be made on April 12, 1996, to shareholders of record on March 29, 1996.

 The level of the distribution is reviewed on a regular basis, with the next review scheduled for the Board of Directors' meeting to be held in June 1996. The Board's policy is to facilitate payment of a stable monthly distribution out of current income and to supplement it with realized capital gains if required.

 Distributions to common shareholders over the past twelve months totalled US$1.050, consisting of twelve payments of US$0.0875 per share. Based on the January 31, 1996 share price of US$11.875, this represents a cash distribution rate of 8.8% over the past year. At the new monthly distribution level of US$0.0825 per share the annual cash distribution rate is 8.7% based on the share price on the date of this report of US$11.375. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

 The Fund continues to maintain a high quality portfolio with 89% of the Fund's assets invested in securities where either the issue or the issuer is rated at least AA.

-------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------


 We again invite you to consider joining the shareholders who currently participate in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock. If the market price, plus any applicable brokerage commissions, equals or exceeds the Net Asset Value on the payment date, participants will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the Net Asset Value, plus any applicable brokerage commissions, on the payment date, participants receive shares purchased at market price. Distributions pursuant to the Plan are taxable to the same extent as are cash dividends.

 The Plan also enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest in any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the fifteenth of each month.

 Other advantages of participation in the Plan include:

- LOWER COSTS-You will build holdings in the Fund automatically, at reduced or no brokerage cost.

- CONVENIENCE-You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.

- SAFETY-As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

 Further information can be obtained by contacting State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.

SHARES NOT REGISTERED IN YOUR OWN NAME:

 If you wish to participate and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.


TOLL FREE INFORMATION

 Information on The First Commonwealth Fund, Inc. is available by telephoning toll-free, 1-800-543-6217 in the United States. Available information includes weekly updates of share price, NAV, and details of recent distributions.



Yours sincerely,




Brian M. Sherman
Chairman

-------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
-------------------------------------------------------------------


PERFORMANCE


DISTRIBUTIONS

 The Fund has announced a reduction in the monthly distribution from US$0.0875 to US$0.0825 per share, commencing with the dividend declared on March 18, 1996 and payable on April 12, 1996. The level of the distribution is reviewed on a regular basis, with the next review scheduled for the Board of Directors' meeting to be held in June 1996. The Board's policy is to facilitate payment of a stable monthly distribution out of current income and to supplement with realized capital gains if required.

 Based on the January 31, 1996 share price of US$11.875 and total distributions of US$1.050 paid over the twelve months to that date, the shares offered an annual cash distribution rate of 8.8%. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.


NET ASSET VALUE (NAV) PERFORMANCE

 The NAV per share at January 31, 1996 was US$13.12. Assuming reinvestment of distributions, the Fund achieved a 2.2% NAV return over the past three months, a 9.9% NAV return over the past six months and a 20.8% NAV return over the past twelve months. At the date of this report, the NAV was US$12.92.


SHARE PRICE PERFORMANCE

 As of January 31, 1996, the share price as quoted on the New York Stock Exchange was US$11.875, which represents a discount of 9.5% to the then current NAV of US$13.12. Total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 6.8% over the quarter, 11.7% over the past six months and 27.1% over the year to January 31, 1996. At the date of this report, the share price was US$11.375, representing a 12.0% discount to NAV.


AUCTION MARKET PREFERRED STOCK (AMPS)

 The Fund's US$30 million in AMPS continues to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day commercial paper rate. Weighted average auction results were 5.4% for the quarter ended January 31, 1996 compared with 5.8% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

 The geographical composition of the portfolio, expressed as a percentage of the Fund's total investments, is summarized in the following table and chart.


    TABLE 1: THE FIRST COMMONWEALTH FUND, INC. - GEOGRAPHIC ASSET ALLOCATION


                 COMMENCEMENT OF OPERATIONS
                     (FEBRUARY 28, 1992)      OCTOBER 31, 1995   JANUARY 31, 1996
----------------------------------------------------------------------------------


 Australia                 44.7%                    41.4%             39.4%
----------------------------------------------------------------------------------

 Canada                    17.9%                    30.7%             31.6%
----------------------------------------------------------------------------------

 New Zealand                  -                      4.7%              4.9%
----------------------------------------------------------------------------------

 United Kingdom            36.4%                    22.6%             23.3%
----------------------------------------------------------------------------------

 United States*             1.0%                     0.6%              0.8%
----------------------------------------------------------------------------------

 TOTAL FUND               100.0%                   100.0%            100.0%
----------------------------------------------------------------------------------


*It is the policy of the Manager to maintain a portion of the Fund's investments in US short-term securities to cover distribution payments and expenses.

The First Commonwealth Fund, Inc.
Asset Allocation as of January 31, 1996

A pie chart illustrating the following percentages:

Australia        39.4%
United States    0.8%
United Kingdom   23.3%
New Zealand      4.9%
Canada           31.6%

MATURITY COMPOSITION

 The maturity composition of the portfolio as of January 31, 1996 is summarized in the table below. At January 31, 1996, the average maturity of the Fund's assets was 7.6 years, compared with 7.3 years at October 31, 1995 and 7.0 years at January 31, 1995. Overall, the Fund remains well positioned in medium- to long-term maturities in each market.


  TABLE 2: THE FIRST COMMONWEALTH FUND, INC. - MATURITY ANALYSIS - JANUARY 31,
                                      1996


                  LESS THAN 1 YEAR   1 - 5 YEARS   5 - 10 YEARS  OVER 10 YEARS

--------------------------------------------------------------------------------


 Australia             4.9%             19.3%         55.2%         20.6%

--------------------------------------------------------------------------------

 Canada                8.9%             15.5%         46.2%         29.4%

--------------------------------------------------------------------------------

 New Zealand          12.4%             38.2%         49.4%            -

--------------------------------------------------------------------------------

 United Kingdom        9.2%             11.5%         35.8%         43.5%

--------------------------------------------------------------------------------

 United States       100.0%               -             -              -

--------------------------------------------------------------------------------

 TOTAL FUND            8.3%             17.0%         47.1%         27.6%

--------------------------------------------------------------------------------



 The Fund's sectoral exposure is spread between the various securities offered in the Commonwealth fixed-income markets and is summarized in the table following.


 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. - SECTORAL COMPOSITION - JANUARY 31,
                                      1996


                  SOVEREIGN    STATE/                           CASH OR
                    GOVT.     PROVINCE  EUROBOND   CORPORATE   EQUIVALENT

--------------------------------------------------------------------------


 Australia         15.2%      10.8%       5.5%       7.0%        0.9%

--------------------------------------------------------------------------

 Canada            12.6%       5.8%      10.0%       2.4%        0.8%

--------------------------------------------------------------------------

 New Zealand        2.4%         -        0.5%       1.4%        0.6%

--------------------------------------------------------------------------

 United Kingdom     7.4%         -       14.1%         -         1.8%

--------------------------------------------------------------------------

 United States        -          -          -          -         0.8%

--------------------------------------------------------------------------

 TOTAL FUND        37.6%      16.6%      30.1%      10.8%        4.9%

--------------------------------------------------------------------------


QUALITY OF INVESTMENTS

 At January 31, 1996, 89% of the Fund's assets were invested in securities where either the issue or the issuer is rated at least "AA" by Moody's Investors Service Inc. or Standard & Poor's Corporation. The remainder of the Fund was invested in "A" rated securities (see Table 4), except for one investment rated BBB which, at the time of its purchase, was rated AA by Standard & Poor's Corporation and was downgraded on November 29, 1995.


  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. - ASSET QUALITY - JANUARY 31, 1996

                   AAA       AA        A      BBB

-----------------------------------------------------


 Australia       69.3%    29.9%      0.8%      -

-----------------------------------------------------

 Canada          48.3%    35.0%     14.6%    2.1 %

-----------------------------------------------------

 New Zealand     56.9%    43.1%        -       -

-----------------------------------------------------

 United Kingdom  34.4%    41.6%     24.0%      -

-----------------------------------------------------

 TOTAL FUND      54.0%    34.8%     10.5%    0.7 %

-----------------------------------------------------


The First Commonwealth Fund, Inc.

Quality of Assets as of January 31, 1996

AAA     54.0%
AA      34.8%
A       10.5%
BBB     0.7%

-------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
-------------------------------------------------------------------


AUSTRALIA

 Australian economic growth has moderated. The September quarter National Accounts painted a weak picture with annual growth of 3.3%, down from a peak of over 6% in September 1994. Other indicators, including employment, retail sales and imports, are now showing slower growth tendencies. Activity appears likely to remain soft until the third quarter of 1996.

 December price data suggest that quarterly inflation may have peaked with the annual underlying rate just above the Reserve Bank's 2% to 3% target. The headline rate has been boosted above 5%, in part reflecting higher mortgage interest charges resulting from the monetary policy tightening over 1994. However, with no further tightenings in monetary policy in the near term, the headline rate should quickly converge to the underlying rate.

 The Australian bond market continued to rally over the quarter, with ten-year Government bond yields moving from 8.8% to around 8.0%. The positive global environment, led by the United States Treasury market, generally weaker signs of domestic activity and a substantial improvement in the current account deficit were positive influences. The December inflation report lent support, confirming the market's expectations that price pressures have peaked.

 The Australian bond market should continue to be supported by a broader recognition of a lower long-term inflation outlook and improvement in the current account deficit. Australian bonds continue to provide higher yields than comparable US fixed-income securities.

 Over the past three months to the end of January, the Australian dollar depreciated by 2.5% against the US dollar reflecting some uncertainty over the global economic outlook and commodity prices. Since January 31, 1996, the Australian dollar has strengthened reflecting attractive differentials between Australian and other interest rates and stronger commodity prices. We expect this stronger trend to continue, reflecting a continued improvement in the Australian current account deficit, a firmer outlook for commodity prices and supportive short-term interest rates. At the end of January, the currency was trading at US$0.7418. On the date of this report, the Australian dollar was trading at US$0.7720.


CANADA

 The Canadian economy remained subdued over the quarter. There are some early signs that the economy is stabilizing but at very low levels. Annual inflation has moved back to within the Bank of Canada's 1% to 3% target band, responding to the slowing in growth. Weaker growth and continued moderate inflation allowed the Bank of Canada to ease monetary policy by 75 basis points over the quarter.

 In line with global markets, the Canadian bond market rallied over the quarter. Ten-year Government bond yields fell from 7.6% at the end of October to around 7.1% by the end of January. The defeat of the Quebec separatist referendum, monetary policy easings, moderate inflation and weaker economic data were positive influences on the market.

 After strengthening following the defeat of the Quebec referendum, the Canadian dollar has generally been softer with continued concern over the growth outlook and narrow short-term interest rate differentials with the US. The Canadian dollar depreciated by 1.4% against the US dollar over the quarter. At the end of January the Canadian dollar was trading at US$0.7342 and at the time of this report, it was at US$0.7311.

NEW ZEALAND

 Economic activity bottomed in the September quarter of 1995 and appears to be regaining momentum, supported by lower mortgage rates and the anticipation of lower tax rates. December quarter inflation remained at the top end of the Reserve Bank of New Zealand's (RBNZ) 0% to 2% target band. The firming in the economy and the perceived inflation risk prompted the RBNZ to encourage money market rates to rise by around 25 basis points in January.

 The New Zealand bond market did not fully participate in the global rally over the quarter. Longer term fundamentals remain positive for the New Zealand bond market: the Reserve Bank is clearly committed to its 0% to 2% inflation target and the Government continues to display an exemplary fiscal performance. However, yields at the long end of the New Zealand curve remain significantly below those available in Australia. The firming in monetary conditions imposed by the Reserve Bank and some uncertainty over the inflation outlook limited the market's rally. New Zealand Government ten-year bond yields fell from 7.2% to 7.0% over the three months to end January.

 The New Zealand dollar maintained its strength over the quarter, appreciating by 0.4% against the US dollar. The decision by major rating agencies to upgrade New Zealand's foreign currency debt rating helped to buoy sentiment. The Reserve Bank's call for firmer monetary conditions also added to the currency's appeal. At the end of January, the currency was trading at $0.6618 and at the time of this report the currency was trading at US$0.6832.


UNITED KINGDOM

 Economic activity in the UK eased over 1995. However, there is emerging evidence that the fourth quarter of 1995 may have been the turning point in growth. Inflation pressures have declined, although annual inflation remains above the Bank of England's 2.5% target. Softer growth has seen some easing in inflation pressures, allowing the Bank of England to lower the base rate by 25 basis points in both December and January.

 The UK Gilt market rallied strongly over the quarter. Stronger Continental European markets, the monetary policy easing by the Bank of England, moderating economic growth and clearer signs that inflation has peaked help to encourage investors.

 The Pound depreciated by 2.1% against the US dollar over the quarter in line with the US dollar strength against the Deutschemark and the Yen. Political tension undermined confidence in the Pound as Prime Minister Major's leadership came into question following the defection of two Tory parliamentary members to smaller opposition parties. At the end of January, the currency was trading at US$1.5436 and at the time of this report, it was at US$1.5288.

 Movements of interest rates in the Commonwealth countries since the Fund commenced operations are summarized in the table following.



                                 FEBRUARY 28, 1992
                            (COMMENCEMENT OF OPERATIONS)  OCTOBER 31, 1995  JANUARY 31, 1996

---------------------------------------------------------------------------------------------

AUSTRALIA:


90-day Bank Bills                      7.49%                   7.48%             7.35%


10-yr Government Bonds                10.14%                   8.78%             8.03%


CANADA:


90-day Bank Bills                      7.15%                   5.92%             5.13%


10-yr Government Bonds                 8.33%                   7.58%             7.06%


NEW ZEALAND:


90-day Bank Bills                      7.48%                   8.10%             8.54%


10-yr Government Bonds                 9.23%                   7.23%             6.96%


UNITED KINGDOM:


90-day Bank Bills                     10.85%                   6.57%             6.09%


10-yr Government Bonds                 9.26%                   7.92%             7.49%

---------------------------------------------------------------------------------------------



Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                     EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1996
(UNAUDITED)



PRINCIPAL AMOUNT
 LOCAL CURRENCY                                           VALUE
      (000)                   DESCRIPTION                 (US$)

--------------------------------------------------------------------





                  LONG-TERM INVESTMENTS - 94.7%
                  AUSTRALIA - 38.4%
                  GOVERNMENT AND SEMI-GOVERNMENT
                  BONDS - 26.0%
                  COMMONWEALTH OF AUSTRALIA - 15.2%


                  Commonwealth of Australia,
A$          5,000  12.50%, 3/15/97. . . . . . . . . .      3,925,747
            5,000  13.00%, 7/15/00. . . . . . . . .        4,473,874
            5,000  10.00%, 10/15/02. . . . . . . .         4,122,989
            5,000  7.50%, 7/15/05. . . . . . . . . .       3,594,849
            5,000  10.00%, 2/15/06. . . . . . . . .        4,214,610
            4,000  6.75%, 11/15/06. . . . . . . . . .      2,701,421
                                                      --------------


                                                          23,033,490
                                                      --------------


                  NEW SOUTH WALES - 6.8%


                  New South Wales Treasury
                  Corporation,
           10,000  12.00%, 12/01/01. . . . . . . . .       8,848,987
            2,000  7.00%, 4/01/04. . . . . . . . . .       1,383,156
                                                         -----------


                                                          10,232,143
                                                      --------------


                  SOUTH AUSTRALIA - 1.2%


                  South Australia Finance Authority,
            2,000  12.50%, 5/15/06. . . . . . . . .        1,875,932
                                                      --------------


                  VICTORIA - 0.6%


                  Treasury Corporation of Victoria,
            1,000  12.50%, 10/15/03. . . . . . . . .         926,793
                                                      --------------


                  WESTERN AUSTRALIA - 2.2%


                  Western Australia Treasury
                  Corporation,
            4,000  10.00%, 7/15/05. . . . . . . . .        3,305,126
                                                      --------------


                  Total Australian government and
                  semi-government bonds
                  (cost US$38,535,822). . . . . . .       39,373,484
                                                      --------------


                  CORPORATE BONDS - 6.9%
                  SERVICES - 6.9%
                  Australian and Overseas
                  Telecommunications Corporation,
A$          5,000  11.50%, 10/15/02. . . . . . . . .       4,342,691
            2,000  12.00%, 5/15/06. . . . . . . . .        1,849,688


                  First Australian National Mortgage
                  Acceptance Corporation,
                  Series 22,
            3,969  11.40%, 12/15/01. . . . . . . . .       3,228,238


                  General Property Trust,
            1,500 8.25%, 5/31/96. . . . . . . . . .        1,117,808
                                                      --------------


                  Total Australian corporate bonds
                  (cost US$10,153,079). . . . . . .       10,538,425
                                                      --------------


                  EUROBONDS - 5.5%
                  DIVERSIFIED INDUSTRIALS - 1.4%
                  Shell Australia Limited,
              635 12.25%, 3/07/96. . . . . . . . . .         474,120


                  State Electricity Commission of
                   Victoria,
              972  9.25%, 7/27/99. . . . . . . . . .         751,227
              500  11.00%, 4/09/02. . . . . . . . .          418,054
              535  10.50%, 5/27/03. . . . . . . . . .        444,427
                                                      --------------


                                                           2,087,828
                                                      --------------


                  FINANCIAL SERVICES - 2.5%
                  Commonwealth Bank of Australia,
              975 12.75%, 1/07/98. . . . . . . . . .         787,059


                  Export Finance & Insurance Corp.,
              750 11.00%, 12/29/04. . . . . . . . .          643,776


                  South Australia Finance Authority,
              500 12.50%, 5/08/01. . . . . . . . . .         437,584


                  State Bank of New South Wales,
            1,000 10.50%, 4/30/99. . . . . . . . . .         797,940


                  Treasury Corporation of Victoria,
            1,000 10.50%, 12/12/01. . . . . . . . .          817,507
              500 9.00%, 9/04/02. . . . . . . . . .          385,020
                                                      --------------


                                                           3,868,886
                                                      --------------





PRINCIPAL AMOUNT
 LOCAL CURRENCY                                              VALUE
      (000)                     DESCRIPTION                  (US$)

-----------------------------------------------------------------------





                   FLOATING RATE NOTES - 0.5%
                   Repackaged Sovereign
                   Investments S.A.,
A$          1,000  7.7367%, 7/28/98 (a). . . . . . . .          744,833
                                                         --------------


                   SUPRANATIONAL - 1.1%
                   Eurofima,
            2,000  9.875%, 1/17/07. . . . . . . . . . .       1,640,758
                                                         --------------


                   Total Australian eurobonds
                   (cost US$8,141,909). . . . . . . . .       8,342,305
                                                         --------------


                   Total Australian long-term
                   investments
                   (cost US$56,830,810). . . . . . . .       58,254,214
                                                         --------------


                   CANADA - 30.6%
                   GOVERNMENT AND PROVINCIAL BONDS - 18.2%
                   CANADA - 12.5%


                   Canadian Government,
C$          5,000  9.75%, 12/01/01. . . . . . . . . . .       4,184,184
            5,000  8.50%, 4/01/02. . . . . . . . . . .        3,964,917
            5,000  7.25%, 6/01/03. . . . . . . . . . .        3,709,409
            5,000  10.25%, 3/15/14. . . . . . . . . . .       4,588,286
            3,000  9.00%, 6/01/25. . . . . . . . . . .        2,510,836
                                                         --------------


                                                             18,957,632
                                                         --------------


                   ALBERTA - 1.7%
                   City of Edmonton,
            1,000  9.625%, 2/13/12. . . . . . . . . . .         825,239


                   Province of Alberta,
            2,000   10.25%, 8/22/01. . . . . . . . . .        1,692,520
                                                         --------------


                                                              2,517,759
                                                         --------------


                   BRITISH COLUMBIA - 1.6%
                   Province of British Columbia,
            1,000  8.50%, 2/26/97. . . . . . . . . . .          748,478
            1,000  10.15%, 8/29/01. . . . . . . . . .           842,636
            1,000  9.50%, 1/09/12. . . . . . . . . . .          841,911
                                                         --------------


                                                              2,433,025
                                                         --------------


                   ONTARIO - 2.4%
                   Municipality of Halton,
            1,000  10.125%, 12/21/99. . . . . . . . . .         819,078


                   Province of Ontario,
            1,000   8.75%, 4/16/97. . . . . . . . . . .         752,464
            1,000   8.75%, 4/22/03. . . . . . . . . . .         790,229
            2,000   7.50%, 2/07/24. . . . . . . . . . .       1,356,190
                                                         --------------


                                                              3,717,961
                                                         --------------


                   Total Canadian government and
                    provincial bonds
                    (cost US$29,073,866). . . . . . . .      27,626,377
                                                         --------------


                   CORPORATE BONDS - 2.4%
                   DIVERSIFIED INDUSTRIALS - 1.3%
                   Bell Telephone Company of Canada,
C$            500  10.50%, 7/15/09. . . . . . . . . . .         421,861


                   Imperial Oil Ltd.,
            1,000  9.875%, 12/15/99. . . . . . . . . .          813,642


                   Scotts Hospitality Incorporated,
            1,000  10.95%, 4/16/01. . . . . . . . . . .         835,749
                                                         --------------


                                                              2,071,252
                                                         --------------


                   FINANCIAL SERVICES - 1.1%
                   Bank of Nova Scotia,
            1,000  10.35%, 7/19/01. . . . . . . . . . .         837,199


                   National Bank of Canada,
              500  10.875%, 6/01/98. . . . . . . . . .          399,754


                   Toronto Dominion Centre,
              500  10.70%, 5/12/98. . . . . . . . . . .         398,304
                                                         --------------


                                                              1,635,257
                                                         --------------


                   Total Canadian corporate bonds
                   (cost US$3,995,798). . . . . . . . .       3,706,509
                                                         --------------


                   EUROBONDS - 10.0%
                   DIVERSIFIED INDUSTRIALS - 0.3%
                   Procter & Gamble Company,
              500  10.875%, 8/15/01. . . . . . . . . .          424,507
                                                         --------------


                   FINANCIAL SERVICES - 3.0%
                   Credit Local de France,
              500  6.75%, 3/21/06. . . . . . . . . . .          341,150


                   Ford Credit Canada Ltd.,
            2,500  9.625%, 11/20/96. . . . . . . . . .        1,864,308


                   General Electric Capital Corporation,
              500  8.25%, 1/09/97. . . . . . . . . . .          371,068
            1,000  10.125%, 4/29/98. . . . . . . . . .          787,112


                   Guinness Finance B.V.,
              500  9.625%, 10/29/98. . . . . . . . . .          393,882


                   Prudential Funding Corporation,
            1,000  9.125%, 5/12/97. . . . . . . . . . .         754,349
                                                         --------------


                                                              4,511,869
                                                         --------------


                   NATURAL RESOURCES - 2.4%


                   Mobil Oil Canada Limited,
              300  8.125%, 1/20/98. . . . . . . . . . .         226,059


                   Ontario Hydro,
            1,000  9.00%, 6/24/02. . . . . . . . . . .          802,769
              500  8.50%, 5/26/25. . . . . . . . . . .          378,733


                   Quebec Hydro,
              500  10.625%, 3/08/01. . . . . . . . . .          414,069
            1,500  7.00%, 6/01/04. . . . . . . . . . .        1,047,586


                   Tokyo Electric Power Company,
              500  10.625%, 12/20/96. . . . . . . . . .         377,392
              500  10.50%, 6/14/01. . . . . . . . . . .         419,506
                                                         --------------


                                                              3,666,114
                                                         --------------





  PRINCIPAL AMOUNT
   LOCAL CURRENCY                                               VALUE
        (000)                      DESCRIPTION                  (US$)

--------------------------------------------------------------------------





                      SERVICES - 2.2%


                      Canadian National Railway
                      Company,
C$              1,250 8.25%, 7/21/97. . . . . . . . . . .          934,419


                      City of Montreal,
                  500 11.25%, 3/07/96. . . . . . . . . . .         363,958
                1,000 6.375%, 2/15/01. . . . . . . . . . .         699,478


                      Metropolitan Municipality of Toronto,
                  750 9.625%, 5/14/02. . . . . . . . . . .         612,297


                      Province of Ontario,
                1,000 7.75%, 12/08/03. . . . . . . . . . .         747,536
                                                            --------------


                                                                 3,357,688
                                                            --------------


                      SUPRANATIONAL - 2.1%


                      Bayerische Vereinsbank AG,
                  500 7.125%, 7/29/99. . . . . . . . . . .         375,091


                      Canada (Cayman),
                  750 7.25%, 6/01/08. . . . . . . . . . .          524,609


                      Kingdom of Sweden,
                3,250 7.00%, 12/01/08. . . . . . . . . . .       2,216,059
                                                            --------------


                                                                 3,115,759
                                                            --------------


                      Total Canadian eurobonds
                      (cost US$15,379,453). . . . . . . .       15,075,937
                                                            --------------


                      Total Canadian long-term
                      investments
                      (cost US$48,449,117). . . . . . . .       46,408,823
                                                            --------------


                      NEW ZEALAND - 4.2%
                      GOVERNMENT BONDS - 2.4%
                      Government of New Zealand,
NZ$             3,000 10.00%, 7/15/97. . . . . . . . . . .       2,074,811
                2,000 10.00%, 3/15/02. . . . . . . . . . .       1,531,053
                                                            --------------


                      Total New Zealand government
                      bonds (cost US$3,490,025). . . . . .       3,605,864
                                                            --------------


                      CORPORATE BONDS - 1.3%
                      DIVERSIFIED INDUSTRIALS - 1.3%
                      Electricity Corporation of
                      New Zealand Ltd.,
                2,750 10.00%, 10/15/01. . . . . . . . . .        2,046,084
                                                            --------------


                      Total New Zealand corporate bonds
                      (cost US$1,818,266). . . . . . . . .       2,046,084
                                                            --------------


                      EUROBONDS - 0.5%
                      FINANCIAL SERVICES - 0.5%
                      Primary Industry Bank of Australia
                       Limited,
                1,000  8.25%, 3/27/00. . . . . . . . . . .         690,497
                                                            --------------


                      Total New Zealand eurobonds
                      (cost US$589,733). . . . . . . . . .         690,497
                                                            --------------


                      Total New Zealand long-term
                      investments
                      (cost US$5,898,024). . . . . . . . .       6,342,445
                                                            --------------


                      UNITED KINGDOM - 21.5%
                      GOVERNMENT BONDS - 7.4%
                      United Kingdom Treasury,
(pound sterling)2,000 8.00%, 6/10/03. . . . . . . . . . .        3,145,338
                2,000 6.75%, 11/26/04. . . . . . . . . . .       2,880,636
                3,000  8.50%, 7/16/07. . . . . . . . . . .       4,833,873
                  200  8.00%, 12/07/15. . . . . . . . . .          307,280
                                                            --------------


                      Total United Kingdom
                      government bonds
                      (cost US$11,383,700). . . . . . . .       11,167,127
                                                            --------------


                      EUROBONDS - 14.1%
                      DIVERSIFIED INDUSTRIALS - 2.2%
                      Allied Domecq PLC,
                1,000 10.625%, 2/25/99. . . . . . . . . .        1,648,575


                      British Airways PLC,
                  500 10.00%, 3/02/98. . . . . . . . . . .         798,816


                      Rolls-Royce PLC,
                  500 11.625%, 7/30/98. . . . . . . . . .          832,728
                                                            --------------


                                                                 3,280,119
                                                            --------------


                      NATURAL RESOURCES - 1.1%
                      Thames Water Utilities Finance
                       PLC,
                1,000  10.50%, 11/21/01. . . . . . . . . .       1,714,440
                                                            --------------


                      SERVICES - 9.8%
                      Abbey National Treasury Services
                      PLC,
                1,250 8.00%, 4/02/03. . . . . . . . . . .        1,909,999


                      Barclays Bank PLC,
                1,000 9.875%, 5/12/49. . . . . . . . . . .       1,618,356


                      Bayerische Hypotheken--und
                      Wechsel--Bank AG,
                  500 10.25%, 2/06/97. . . . . . . . . . .         781,333


                      British Gas PLC,
                1,400 8.875%, 7/08/08. . . . . . . . . . .       2,133,924


                      Halifax Building Society,
                1,500 11.00%, 1/17/14. . . . . . . . . . .       2,696,004


                      Lloyds Bank PLC,
                1,000 7.375%, 3/11/04. . . . . . . . . . .       1,439,376


                      Prudential Finance B.V.,
                1,000 9.375%, 6/04/07. . . . . . . . . . .       1,625,967


                      Republic of Finland,
                1,250 10.125%, 6/22/08. . . . . . . . . .        2,147,760


                      Swedish Export Credit Corp.,
                  300 10.375%, 3/08/96. . . . . . . . . .          453,504
                                                            --------------


                                                                14,806,223
                                                            --------------


                      SUPRANATIONAL - 1.0%
                      Republic of Finland,
                1,000 8.00%, 4/07/03. . . . . . . . . . .        1,541,112
                                                            --------------





  PRINCIPAL AMOUNT
   LOCAL CURRENCY                                            VALUE
        (000)                    DESCRIPTION                 (US$)

------------------------------------------------------------------------





                      Total United Kingdom eurobonds
                      (cost US$21,768,315). . . . . .         21,341,894
                                                        ----------------


                      Total United Kingdon long-term
                      investments
                      (cost US$33,152,015). . . . . .         32,509,021
                                                        ----------------


                      Total long-term investments
                      (cost US$144,329,966). . . . . .       143,514,503
                                                        ----------------


                      SHORT-TERM INVESTMENTS - 4.9%
                      AUSTRALIA - 0.9%
                      Banque National de Paris Fixed
                      Deposit,
              A$1,779 7.10%, 2/01/96
                      (cost US$1,323,384). . . . . . .         1,323,384
                                                        ----------------


                      CANADA - 0.8%
                      State Street Bank Time Deposit,
              C$1,796 5.00%, 2/02/96
                      (cost US$1,303,043). . . . . . .         1,301,532
                                                        ----------------


                      NEW ZEALAND - 0.6%
                      National Bank of New Zealand Call
                      Deposit,
             NZ$1,336 8.30%, 2/01/96
                      (cost US$883,625). . . . . . . .           896,409
                                                        ----------------


                      UNITED KINGDOM - 1.8%
                      State Street Bank Fixed Deposit,
(pound            924 6.125%, 2/01/96. . . . . . . . .         1,392,474
sterling)         925  6.1875%, 2/06/96. . . . . . . .         1,394,343
                                                        ----------------
                       (cost US$2,789,213). . . . . .          2,786,817
                                                        ----------------


                      UNITED STATES- 0.8%
US$             1,162 Repurchase Agreement, State
                      Street Bank and Trust
                      Company, 5.65% dated
                      1/31/96, due 2/01/96 in the
                       amount of $1,162,182
                       (cost $1,162,000;
                       collateralized by $840,000 U.S.
                       Treasury Bond, 10.75% due
                       8/15/05; value $1,191,744). . .         1,162,000
                                                        ----------------


                      Total short-term investments
                      (cost US$7,461,265). . . . . . .         7,470,142
                                                        ----------------


                      TOTAL INVESTMENTS - 99.6%,
                      (cost US$151,791,231). . . . . .       150,984,645


                      Other assets in excess of
                      liabilities - 0.4%. . . . . . .            557,838
                                                        ----------------


                      TOTAL NET ASSETS - 100.0%. . . .      $151,542,483
                                                        ----------------
                                                        ----------------




(a) Stated interest rate in effect at 1/31/96; interest rate resets quarterly.

DIRECTORS

Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Brian M. Sherman
Warren C. Smith

OFFICERS

Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher, Assistant Vice President and Chief Investment Officer Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.